Surf Air Mobility Publishes Video on Company’s Strategy, Transformation Plan

and Growth Opportunities

LOS ANGELES — January 29, 2025 — Surf Air Mobility Inc. (NYSE: SRFM) (the “Company” or “Surf Air Mobility”), a leading regional air mobility platform, today published the first presentation in a new video series on the company’s business plan and operations. This first video, narrated by the Company’s Chief Financial Officer, Oliver Reeves, provides greater detail on the Company’s Transformation Plan and growth opportunities in both its Air Mobility and Air Technology businesses.

The video presentation may be accessed here on the Company’s investor website: https://investors.surfair.com

About Surf Air Mobility

Surf Air Mobility is a Los Angeles-based regional air mobility platform and the largest commuter airline in the U.S. by scheduled departures as well as the largest passenger operator of Cessna Caravans in the U.S. In addition to its airline operations, Surf Air Mobility is currently developing an AI powered airline software operating system and is working toward certification of electric powertrain technology. Surf Air Mobility plans to offer our technology solutions to the entire regional air mobility industry to improve safety, efficiency, profitability and reduce emissions.

Forward-Looking Statement

This Press Release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding Surf Air Mobility’s implementation of its transformation strategy; developments on key strategic initiatives; Surf Air Mobility’s profitability and future financial results; and Surf Air Mobility’s balance sheet and liquidity. Readers of this release should be aware of the speculative nature of forward-looking statements. These statements are based on the beliefs of Surf Air Mobility’s management as well as assumptions made by and information currently available to Surf Air Mobility and reflect Surf Air Mobility’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: Surf Air Mobility’s future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and ability to secure adequate financing; Surf Air Mobility’s limited operating history and that Surf Air Mobility has not yet manufactured any hybrid-electric or fully-electric aircraft; the powertrain technology Surf Air Mobility plans to develop does not yet exist; any accidents or incidents involving hybrid-electric or fully-electric aircraft; the inability to accurately forecast demand for products and manage product inventory in an effective and efficient manner; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility’s development of hybrid-electric and fully-electric powertrains and its advanced air mobility software platform, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility’s growth; the inability of Surf Air Mobility’s customers to pay for Surf Air Mobility’s services; the inability of Surf Air Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air, Southern or Surf Air Mobility, the risks associated with Surf Air Mobility’s obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that Surf Air Mobility files with the SEC, and investors are urged to review those periodic reports and Surf Air Mobility’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. Surf Air Mobility assumes no obligation to update its forward-looking statements except as required by law.

Surf Air Mobility Media Contacts

Press: press@surfair.com

Investors: investors@surfair.com